UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2023

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4300 Water Canyon Road, Unit 1

Winnemucca, Nevada 89445

(Address of principal executive offices) (Zip code)

(775) 304-0260

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 1, 2023, Hycroft Mining Holding Corporation (the “Company”) entered into a Second Amendment to Second Amended and Restated Credit Agreement (“Second Amendment to Second A&R Agreement”), by and between the Company, Sprott Private Resource Lending II (Collector), LP (the “Lender”), Sprott Resource Lending Corp. (“Arranger” and together with the Lender, the “Sprott Parties”), and certain subsidiaries of the Company as guarantors. The Second Amendment to Second A&R Agreement amends the Second Amended and Restated Credit Agreement (“Second A&R Agreement”) dated March 30, 2022, which in turn amended the Amended and Restated Credit Agreement, dated as of May 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Sprott Credit Agreement”).

The Second Amendment to Second A&R Agreement: (i) corrects a cross-reference error; and (ii) implements a replacement of LIBOR with three-month Term SOFR effective July 1, 2023.

The above description of the Second Amendment to Second A&R Agreement is qualified in its entirety by reference to the complete text of the Second Amendment to Second A&R Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10.1	Second Amendment to Second Amended and Restated Credit Agreement, dated July 1, 2023, by and among the registrant and Sprott Private Resource Lending II (Collector), LP, Sprott Resource Lending Corp., and certain subsidiaries of the registrant as guarantors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 3, 2023	HYCROFT MINING HOLDING CORPORATION

	By:	/s/ Stanton Rideout
Stanton Rideout
Executive Vice President and Chief Financial Officer